UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 22, 2013

AZZ incorporated
(Exact name of registrant as specified in its charter)

TEXAS (State or Other Jurisdiction of Incorporation or Organization)	1-12777 Commission File No.	75-0948250 (I.R.S. Employer Identification Number)

One Museum Place, Suite 500 3100 West 7th Street Fort Worth, TX 76107 (Address of principal executive offices, including zip code)

One Museum Place
3100 West 7th Street, Suite 500
Fort Worth, Texas 76107
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (817) 810-0095

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

AZZ incorporated (“AZZ”) announced today that Eugene Bazemore, Jr. has joined AZZ in the position of Vice President of Business Development. In this position, Mr. Bazemore will be responsible for the planning and development of both organic and acquisition growth opportunities and strategies for AZZ.

Mr. Bazemore has significant operational and business development experience qualifying him for this position. Prior to joining AZZ, Mr. Bazemore was a senior member of the Industrial and Environmental Technologies practice at Houlihan Lokey Capital, Inc. Prior to his employment with Houlihan Lokey, Mr. Bazemore was employed by Cooper Industries and UBS Securities LLC.

Mr. Bazemore holds a B.S. in chemical engineering from Auburn University and an MBA from New York University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ incorporated (Registrant)
Date: May 22, 2013	By:	/s/ Dana Perry
Dana Perry Senior Vice President Finance Chief Financial Officer